                                  EXHIBIT 99.5

                 NON-COMPETITION AND NON-SOLICITATION AGREEMENT

          This NON-COMPETITION AND NON-SOLICITATION AGREEMENT (this "AGREEMENT")
is made as of this 18th day of November, 2005, (the "EFFECTIVE DATE") by and
among Option Technologies Interactive, LLC (the "COMPANY"), a Florida limited liability company with its principal business office in the state of Florida,
National Auto Credit, Inc. ("NAC"), a Delaware corporation and parent of the
Company, and each party listed on EXHIBIT A hereto (each party so listed, an
"EXISTING OTI AFFILIATE," and all parties so listed, collectively, the "EXISTING
OTI AFFILIATES"). The Existing OTI Affiliates, the Company and NAC are
hereinafter sometimes referred to collectively as the "PARTIES" and each as a
"PARTY." Flexner Wheatley & Associates ("FWA") and MeetingNet Interactive, Inc.
("MEETINGNET") are hereinafter sometimes referred to collectively as the
"EXISTING OTI ENTITY AFFILIATES" and each as an "EXISTING OTI ENTITY AFFILIATE,"
and Mark A. Fite ("FITE"), Kimbal L. Wheatley ("WHEATLEY"), William A. Flexner
("FLEXNER") and Ray Franklin ("FRANKLIN") are hereinafter sometimes referred to collectively as the "EXISTING OTI INDIVIDUAL AFFILIATES" and each as an
"EXISTING OTI INDIVIDUAL AFFILIATE."

                                    RECITALS

          WHEREAS, the Existing OTI Entity Affiliates and NAC have entered into a transaction pursuant to that certain Membership Interest Purchase Agreement
(the "PURCHASE AGREEMENT"), dated as of even date herewith, by and among NAC and the Existing OTI Entity Affiliates, providing, inter alia, for the acquisition by NAC of all of the outstanding membership interests in the Company;

          WHEREAS, the Existing OTI Individual Affiliates, as shareholders and/or principals in the Existing OTI Entity Affiliates, are receiving substantial benefits from the transactions contemplated by the Purchase
Agreement;

          WHEREAS, in conjunction with and as partial consideration for the purchase by NAC of the membership interests in the Company pursuant to the
Purchase Agreement, each of the Existing OTI Affiliates has agreed to be subject to the non-competition, non-solicitation and other restrictions contained herein;

          WHEREAS, it is a condition of NAC's willingness to consummate the acquisition of the membership interests in the Company pursuant to, and to enter into the other transactions contemplated by, the Purchase Agreement that each of the Existing OTI Affiliates enters into this Agreement; and

          WHEREAS, for those of the Existing OTI Affiliates who shall remain consultants or employees of the Company or its affiliates, it is a condition of, and in partial consideration for, their employment or retention by the Company or its affiliates that they agree to the terms hereof.

          NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and

                                      -79-

sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, hereby agree as follows:

          SECTION 1. NON-COMPETITION

          (a) Definitions. Capitalized terms that are defined in the Purchase
Agreement and used herein are (unless otherwise defined herein or the context otherwise requires) used herein with the respective meanings ascribed to such terms in the Purchase Agreement.

          (b) Restrictions Applicable to Existing OTI Individual Affiliates. The
restrictions contained in this Section 1(b) shall apply only to each of the
Existing OTI Individual Affiliates. In order to protect NAC's and the Company's legitimate business interests, each Existing OTI Individual Affiliate agrees that he shall not, during the period (the "NON-COMPETITION PERIOD") that commences on the Effective Date and ends on the latest to occur of (i) the fifth anniversary of the date hereof or (ii) the first anniversary of the expiration or earlier termination of such Existing OTI Individual Affiliate's employment with, or retention by, the Company pursuant to or under his employment or consulting agreement, dated of even date herewith, with the Company or any renewal, extension or substitution thereof (including, without limitation, any subsequent employment or consulting agreement with any NAC Affiliate (as defined below)), directly or indirectly,

          (1) be employed or retained (as a consultant or otherwise) by (a) any
          Person (whether now existing or hereafter established) that competes with (or proposes or plans to compete with) any NAC Affiliate (any such Person, a "COMPETITOR") in any line of business engaged in, or under development, by any NAC Affiliate in any territory where any NAC
          Affiliate markets, sells, designs or distributes its products or services or (b) any affiliate of any Competitor, or

          (2) otherwise assist or encourage any Competitor or any affiliate of any Competitor.

Each Existing OTI Individual Affiliate understands that, as used in this Section
1(b), the phrase "any line of business engaged in or under development" shall be applied as of the period commencing on the date such Existing OTI Individual
Affiliate first became employed or retained by the Company or either Existing
OTI Entity Affiliate and extending until the end of the Non-Competition Period for such Existing OTI Individual Affiliate (any such business is hereinafter referred to as the "PROTECTED BUSINESS;" provided, however, that, as used herein
"Protected Business" shall not be deemed to include any new line of business that is created or proposed after the date hereof by the Company or any other
NAC Affiliate unless either (a) the relevant Existing OTI Affiliate has received written notice that such new line of business has been created or proposed or is being proposed or (b) the Company can prove or establish that the relevant
Existing OTI Affiliate knew that such new line of business had been created or proposed or was being proposed). Notwithstanding the foregoing, none of Flexner and Wheatley shall be prohibited by the foregoing from continuing to engage in consulting consistent with the consulting he has historically performed;
provided, however, that

          (A) unless otherwise agreed to in writing by NAC in its sole and absolute discretion, no Existing OTI Individual Affiliate shall provide consulting services directly or indirectly

                                      -80-

          to, or otherwise assist, any Person, or the affiliate of any Person, that is engaged in supplying products or services (I) that are in competition with the Key-Pad Protected Business (as defined below) or
          (II) to any client or customer of any NAC Affiliate that (a) is listed on SCHEDULE I attached hereto or (b) of which such Existing OTI
          Individual Affiliate has been given written notice and that has accounted for at least five percent (5%) of the consolidated revenues of NAC during the previous fiscal quarter or fiscal year (any such customer or client, an "EXCLUDED CUSTOMER"); and

          (B) no Existing OTI Individual Affiliate shall provide consulting services directly or indirectly to, or otherwise assist, any Person, or the affiliate of any Person, that is providing Business Meeting
          Services (as defined below), or consulting services relating to any
          Business Meeting Services, unless such Existing OTI Individual
          Affiliate shall have first provided the Company, in writing, with a description (in reasonable) detail setting forth the nature and scope of such consulting services and the direct (and, if applicable, indirect) client for whom such services are to be rendered and have received the Company's consent to proceed with providing such services
          (with such consent not to be unreasonably withheld, but with it being agreed and understood that (without limiting what may also be deemed to be reasonable grounds for withholding its consent) the Company shall be deemed to be reasonable in withholding its consent if the
          Company (directly or through any NAC Affiliate) intends to make a proposal for or otherwise pursue the business opportunity represented by such consulting services).

Notwithstanding the foregoing but subject to Section 1(d) below, Wheatley shall be entitled to provide consulting services to the existing clients of Wheatley listed in SCHEDULE II attached hereto and Flexner shall be entitled to provide consulting services to the existing clients of Flexner listed in SCHEDULE III attached hereto.

As used herein, "KEY-PAD PROTECTED BUSINESS" means any business based upon or using computerized systems by which audience participants enter responses to questions on hand-held computer terminals or "keypads" that transmit individual participant's responses back to a computer that tabulates the collected response data for current and/or future analysis, "BUSINESS MEETING SERVICES" includes the design, development, editorial content and production of media, website, collateral content, event staging, a/v support and data collection and market research services for gatherings, events, meetings and/or symposiums held at single sites or multi-sites, which may also include simulcasting, via satellite, or the internet transmission components, and "NAC AFFILIATE" means any of NAC, the Company and NAC's other affiliates (provided, however, that, for the purposes of determining whether any Existing OTI Affiliate is in breach of its or his obligations under this Section 1 with respect to any entity (other than the Company and NAC) as a NAC Affiliate, such entity shall be deemed a NAC
Affiliate only to the extent either (a) such Existing OTI Affiliate has received written notice (i) that such entity is a NAC Affiliate or (ii) of facts that would enable such Existing OTI Affiliate to determine that such entity is a NAC
Affiliate or (b) the Company can prove or establish that such Existing OTI
Affiliate knew that such entity was a NAC Affiliate or knew facts that would enable such Existing OTI Affiliate to determine that such entity is a NAC
Affiliate). Notwithstanding anything contained herein to the contrary, (A) the
Non-Competition Period for Fite shall, for the purposes of this Section 1(b)
only), be (I) as regards the portion of the business of the Company and the other NAC Affiliates consisting of the Key-Pad Protected Business, the period commencing on the date hereof and

                                      -81-

expiring on the later of occur of (a) the fifth anniversary of the date hereof or (b) the end of the Extended Fite Severance Period (as defined below) and (II)
as regards any other portion of the business of the Company and the other NAC
Affiliates, the period commencing on the date hereof and expiring on the end of the Extended Fite Severance Period. As used herein, "EXTENDED FITE SEVERANCE
PERIOD" means the period commencing upon the expiration or earlier termination of Fite's employment with the Company pursuant to or under his employment agreement, dated of even date herewith, with the Company or any renewal, extension or substitution thereof (including, without limitation, any subsequent employment or consulting agreement with any NAC Affiliate extending thereafter for the greater of (a) eighteen (18) months and (b) a period equal to (i) the length of the period (if any) for which Fite is paid severance by the Company or any other NAC Affiliate PLUS (ii) the length of such period (if any and whether or not coterminous with the period for which Fite is paid severance by the
Company or any other NAC Affiliate) for or with respect to which Fite is paid any severance (or its equivalent or any amount in lieu thereof) by or on behalf of any Existing OTI Affiliate (or any person or entity affiliated or associated with any Existing OTI Affiliate).

          (c) Restrictions Applicable to all Existing OTI Entity Affiliates. The
restrictions contained in this Section 1(c) shall apply only to each of the
Existing OTI Entity Affiliates. In order to protect NAC's and the Company's legitimate business interests, each Existing OTI Entity Affiliate agrees that it shall not, during the longest Non-Competition Period determined in accordance with Section 1(b) above, directly or indirectly, (I) be employed or retained (as a consultant or otherwise) by any Competitor (or any affiliate of any
Competitor) or (II) otherwise assist or encourage any other Person to provide any such services to any Competitor (or any affiliate of any Competitor). Each
Existing OTI Entity Affiliate understands that, as used in this Section 1(c), the term "any line of business engaged in or under development" shall be applied during the period commencing on the date such Existing OTI Entity acquired any interest in the Company and extending until the end of the longest
Non-Competition Period.

          (d) From time to time an Existing OTI Affiliate may (on his or its own behalf or on behalf of some other Person) desire to propose work to a client or a prospective client (any such work, "PROPOSED WORK") that may compete with work or proposals from the Company or one of more of its affiliates. In all cases where a conflict is possible between any Proposed Work and any work or proposed work of the Company or any of its affiliates, such Existing OTI Affiliate shall coordinate the Proposed Work with the Company or such affiliate (as applicable)
and shall not proceed (on his or its own behalf or on behalf of any other
Person) with such Proposed Work if the Company or such affiliate elects to pursue such Proposed Work.

          SECTION 2. NON-SOLICITATION

          (a) No Solicitation of Customers. Each Existing OTI Affiliate agrees that during the entirety of the duration of the Non-Competition Period in effect with respect to such Existing OTI Affiliate under Section 1(b) or 1(c) above, as applicable, he or it will not in any way interfere, or attempt to interfere, with any contract or other business relationship that any NAC Affiliate has with any Person that is or has been a customer or client or prospective customer or client of any NAC Affiliate or with any affiliate of any such customer or client. Notwithstanding the foregoing, this Section 2(a) shall not preclude an
Existing OTI Affiliate from soliciting any such customer or client if such
Existing OTI Affiliate has theretofore obtained NAC's prior

                                      -82-

written consent (which consent may be withheld, delayed or conditioned in NAC sole and absolute discretion).

          (b) No Solicitation of Employees. Each Existing OTI Affiliate agrees that during the entirety of the duration of the Non-Competition Period in effect with respect to such Existing OTI Affiliate under Section 1(b) or 1(c) above, as applicable, he or it will not, directly or indirectly, (1) solicit, entice or lure for employment or other retention, or assist any other Person in soliciting, enticing or luring for employment or other retention, any NAC
Employee (as defined below), (2) employ or otherwise retain or contract with for services any NAC Employee or (3) encourage any other Person to employ or otherwise retain or contract with for services any NAC Employee. As used herein,
"NAC EMPLOYEE" means any individual who is or has been employed or otherwise retained (as a consultant or otherwise) by any NAC Affiliate or any subcontractor of any NAC Affiliate; provided, however, that any such individual shall not be considered to be a NAC Employee at such time as a period of at least nine (9) months has lapsed since the most recent date such individual was employed or otherwise retained by any NAC Affiliate or any subcontractor of any
NAC Affiliate.

          SECTION 3. ACKNOWLEDGMENT WITH RESPECT TO PREEXISTING BUSINESS OF
STAGE AMERICA. Each of the Parties hereby acknowledges that, notwithstanding the provisions of Sections 1 and 2 of this Agreement, Franklin and Stage America,
Inc. shall not be prohibited from continuing to engage in the "Event Staging
Business" in which they currently are engaged, which may overlap with, and may result in indirect competition with, the business of certain NAC Affiliates;
provided, however, that neither Franklin nor Stage America, Inc. shall, directly or indirectly, (A) engage in, or assist any other Person in engaging in, the
Key-Pad Protected Business or any aspect thereof or (B) solicit, or assist any other Person in soliciting, any business or engagement from any Excluded
Customer. The general scope of work of the "Event Staging Business" of Stage
America, Inc. includes (i) venue selection, (ii) scenic development and (iii)
event direction and production. Notwithstanding the last sentence of this
Section 3, no other Existing OTI Affiliate (other than Franklin) may rely upon the previous sentence as a basis for violating any of the restrictions described in Sections 1 and 2 and no other Existing OTI Affiliate may refer business or clients to, or in any way aid or abet, Franklin or Stage America, Inc. in any business that comes into competition with or overlaps with the business of any
NAC Affiliate. Franklin hereby acknowledges that any customers or clients with whom he (directly or through Stage America, Inc., MeetingNet or any other affiliated entity) has or has had contact or develops or has developed a business relationship as a direct or indirect consequence of his relationship or other affiliation with any NAC Affiliate or a result of any of the transactions contemplated by the Purchase Agreement are, and shall remain, proprietary to NAC and the other NAC Affiliates and shall remain subject to the restrictions contained in Sections 1 and 2.

          SECTION 4. CONFIDENTIALITY.

          (a) Maintenance of Confidential Information. Each Existing OTI
Affiliate shall (a) at all times treat all Confidential Information (as hereinafter defined) in the strictest confidence, (b) not at any time disclose, publish, reproduce, utilize or make accessible in any manner or in any form any
Confidential Information other than in connection with performing the services required of such Existing OTI Affiliate pursuant to his or its employment, consulting or other contract with any NAC Affiliate, (c) not at any time reproduce, retain, copy, publish, plagiarize,

                                      -83-

appropriate or otherwise utilize (as a model, precedent, form, template or otherwise) or refer to in way any marketing materials, forms of letters or agreements or other business documents of any NAC Affiliate or any part of portion of any of the foregoing, (d) not at any time use or utilize any
Confidential Information other than for the exclusive benefit of the Company or another NAC Affiliate and (e) not at any time disclose to any third party the fact that any Existing OTI Affiliate or any NAC Affiliate has received any
Confidential Information or the nature or content of any Confidential
Information or that discussions or negotiations with respect to a particular party or any transaction or prospective transaction are occurring, have occurred, are scheduled or may be anticipated to occur. As used herein,
"Confidential Information" means any and all proprietary, confidential and/or other non-public information of, relating to or regarding the business or interests of the Company or of any other NAC Affiliate, including, without limitation, trade secrets, databases, company policies, procedures and techniques, correspondence, fee agreements, confidentiality agreements, proposal packages, business descriptions and profiles, business plans, financial information, product literature and technical projects of, regarding or relating to any NAC Affiliate or any client or customer (or any prospective client or customer) of any NAC Affiliate (any such client or customer (or prospective client or customer) is hereinafter referred to as a "NAC Customer"), any research datum or result, report, analysis, study or invention, any list of, or other information with respect to, any NAC Customer, any process or other work product developed by or for any NAC Affiliate (including, without limitation, that developed by any Existing OTI Affiliate, whether on the premises of the
Company or elsewhere). Notwithstanding the foregoing, "Confidential Information"
shall not be deemed to include any information to the extent, but only to the extent, that such information is, or has become, publicly known under circumstances involving no breach of this Agreement or has been disclosed pursuant to the order or requirement of a court, administrative agency or other governmental body of competent authority, provided that the Company, has been given appropriate and reasonable notice of such proceeding and a reasonable opportunity to contest such disclosure.

          (b) Treatment of Business Records. All business, financial, product and technical records, information and literature relating to the business of the Company and/or any other NAC Affiliate, inclusive of any of the foregoing that relate to any NAC Customer, (all such business, financial, product and technical records, information and literature being hereinafter referred to collectively as "Business Records"), including, without limitation, Confidential
Information, fee agreements, confidentiality agreements, papers, databases, contact records documents and correspondence and studies containing information relating to the Company or any other NAC Affiliate, shall be and remain the sole and exclusive property of the Company and/or another NAC Affiliate, in all cases irrespective of the manner in which such information was or is obtained. Any and all copies of any Business Records, regardless of how the same may be made, kept or stored, and regardless of whether the same may be in the possession, custody or control of any Existing OTI Affiliate or any agent or other representative of any Existing OTI Affiliate, shall be and remain the sole and exclusive property of the Company and/or another NAC Affiliate, and upon the request of the Company at any time, any and all copies of any Business Records that are in the possession, custody or control of any Existing OTI Affiliate or any agent or other representative of any Existing OTI Affiliate shall be surrendered and returned by such Existing OTI Affiliate to the Company. No Existing OTI
Affiliate shall, or shall cause or permit his or its agents, representatives and affiliates to, retain, publish or disclose, or otherwise use,

                                      -84-

without the prior written consent of the Company, any Business Records of the
Company or of any other NAC Affiliate.

          SECTION 5. REASONABLENESS OF RESTRICTIONS. The Parties each agree that
Sections 1 and 2 impose reasonable restraints on each Existing OTI Affiliate in light of the activities and business of the Company and the other NAC Affiliates and that such restraints are intended only to protect the goodwill and other legitimate business interests of the Company and the other NAC Affiliates. Each
Existing OTI Affiliate agrees that this Agreement is reasonable and enforceable in accordance with its terms. Each Existing OTI Affiliate acknowledges that it will receive significant value and advantage as a result of his or its access to proprietary information of the Company and other NAC Affiliates, including, without limitation, knowledge of and contact with their customers, suppliers and employees, which, if used improperly, would cause irreparable harm to the
Company and other NAC Affiliates and negatively impact their good will. Each
Existing OTI Affiliate acknowledges and agrees that the consideration provided directly or indirectly to such Existing OTI Affiliate by NAC under the Purchase
Agreement gives rise to NAC's interest in restraining and prohibiting such
Existing OTI Affiliate from engaging in the prohibited activities described in
Sections 1 and 2. Each Existing OTI Affiliate further agrees that the limitations imposed upon him or it under this Agreement are reasonable as to time, geographic area and scope of activity prohibited and do not impose a greater restraint than is necessary to protect the goodwill and other legitimate business interests of the Company and the other NAC Affiliates. Flexner and
Wheatley, jointly and severally, hereby guaranty the full and timely performance and compliance by FWA of and with all of its duties, obligations and covenants under this Agreement, and Fite and Franklin, jointly and severally, hereby guaranty the full and timely performance and compliance by MeetingNet of and with all of its duties, obligations and covenants under this Agreement.

          SECTION 6. INJUNCTIVE AND OTHER EQUITABLE RELIEF. Each Existing OTI
Affiliate acknowledges and confirms that any breach by it or him of its or his obligations under Section 1, 2 or 4 would likely result in the Company and/or
NAC suffering damages that could not be fully compensated in monetary damages.
Accordingly, each Existing OTI Affiliate agrees that upon any breach or threatened breach by such Existing OTI Affiliate of any of such obligations, the
Company and NAC shall be entitled to injunctive and other appropriate equitable relief. Each Existing OTI Affiliate further agrees that neither the Company nor
NAC shall be required, as a condition to seeking or obtaining any such relief, to post or otherwise provide any bond or other surety, which bond or other surety such Existing OTI Affiliate hereby expressly waives.

          SECTION 7. INDEMNITY. Each Party (the "INDEMNIFYING PARTY") shall indemnify and hold harmless each other Party for any and all Losses suffered or incurred on account of any breach or violation by the Indemnifying Party of any of his or its representations, warranties, covenants and other agreements contained herein.

          SECTION 8. ENTIRE AGREEMENT. This Agreement is intended by the Parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the Parties, in respect of the subject matter contained herein, constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes, and merges herein, all prior and contemporaneous negotiations, discussions, representations, understandings and agreements between or among the Parties, whether oral or

                                      -85-

written, with respect such subject matter. No representation, warranty, restriction, promise, undertaking or other agreement with respect to such subject matter has been made or given by any Party other than those set forth in this Agreement.

          SECTION 9. AMENDMENT AND WAIVER. This Agreement may be amended, modified or supplemented only to the extent expressly set forth in writing that is signed by the Party to be charged therewith. No waiver of any term, condition or provision of this Agreement or of any breach or violation of this Agreement or any provision hereof shall be effective except to the extent expressly set forth in writing that is signed by the Party to be charged therewith. Without limiting the generality of the foregoing, no failure to object or otherwise act, and no conduct (including, without limitation, any failure or delay in enforcing this Agreement or any provision hereof or any acceptance or retention of payment) or course of conduct or dealing, by any Party shall be deemed (a) to constitute a waiver by such Party of the breach or violation of this Agreement or of any provision hereof by any other Party or (b) to have caused or reflected any amendment or other modification of this Agreement or of any term or provision hereof. Any waiver may be made in advance or after the right waived has arisen or the breach or default waived has occurred, and any waiver may be conditional. No waiver of any breach or violation of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach or violation thereof nor of any other agreement or provision herein contained.
No waiver or extension of time for performance of any obligation or act shall be deemed a waiver or extension of the time for performance of any other obligation or act.

          SECTION 10. ASSIGNMENT; NO THIRD PARTY BENEFICIARIES. This Agreement
and the rights, duties and obligations hereunder may not be assigned or delegated by any Party without the prior written consent of the other Parties.
Any purported assignment or delegation of rights, duties or obligations hereunder made by any Party without the prior written consent of the other
Parties shall be null and void and of no effect. This Agreement and the provisions hereof shall be binding upon and enforceable against each of the
Parties and its or his heirs, executors, legal representatives, successors and assigns and shall inure to the benefit of and be enforceable by each of the
Parties and its or his heirs, executors, legal representatives, successors and permitted assigns. Except as expressly provided for in this Agreement, this
Agreement is not intended to confer any rights or benefits on any Persons other than the Parties and their respective successors and permitted assigns.

          SECTION 11. SEVERABILITY. This Agreement and the terms and provisions hereof shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this
Agreement or of any other term or provision hereof. In the event any term or provision hereof shall be determined to be invalid or unenforceable as applied to any situation or circumstance or in any jurisdiction, such invalidity or unenforceability shall not apply or extend to any other situation or circumstance or in any other jurisdiction or affect the validity or enforceability of any other term or provision. It is the Parties' intent that this Agreement and each term and provision hereof be enforceable in accordance with its terms and to the fullest extent permitted by law. Accordingly, to the extent any term or provision of this Agreement shall be determined or deemed to be valid or unenforceable, such provision shall be deemed amended or modified to the minimum extent necessary to make such provision, as so amended or modified, valid and enforceable. Without limiting the scope or generality of the foregoing, to the extent the duration, scope or geographic

                                      -86-

limitation of any non-compete or similar provision of this Agreement is determined or deemed to be in excess of that permitted by law, it is the
Parties' intent, desire and understanding that such provision shall be deemed amended so that such duration, scope or geographic limitation is established at the maximum amount or level permitted by law.

          SECTION 12. TITLES AND HEADINGS; RULES OF INTERPRETATION. Titles,
captions and headings of the sections and other subdivisions of this Agreement are for convenience of reference only and shall not affect the construction or interpretation of any provision of this Agreement. References to Sections and subsections (or other parts or subdivisions) refer to such Sections and subsections (or other parts or subdivisions) of this Agreement unless otherwise stated. Words such as "herein," "hereinafter," "hereof," "hereto," "hereby" and
"hereunder," and words of like import, unless the context requires otherwise, refer to this Agreement taken as a whole and not to any particular Section or other provision hereof. As used in this Agreement, the masculine, feminine and neuter genders shall be deemed to include the others if the context requires, and if the context requires, the use of the singular shall include the plural and visa versa. This Agreement is the product of mutual negotiations between and among the Parties and their respective counsels, and no Party shall be deemed the draftsperson hereof or of any portion or provision hereof. Accordingly, in the event of any ambiguity or inconsistency in any provision of this Agreement, the same shall not be interpreted against any Party as the party responsible for drafting or providing such provision.

          SECTION 13. MISCELLANEOUS PROVISIONS. This Agreement is subject to certain provisions, as to governing law and other matters, as set forth in
Article 11 of the Purchase Agreement.

          SECTION 14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE TO FOLLOW]

                                      -87-

          IN WITNESS WHEREOF, the parties hereto have executed this
Non-Competition And Non-Solicitation Agreement as of the date first above written.

NATIONAL AUTO CREDIT, INC.,             OPTION TECHNOLOGIES INTERACTIVE, LLC,
a Delaware corporation                  a Florida limited liability company

By:                                     By:
    ---------------------------------       ------------------------------------
Name: Robert V. Cuddihy, Jr.            Name:
Title: Chief Financial Officer          Title:

FLEXNER WHEATLEY & ASSOCIATES,          MEETINGNET INTERACTIVE, INC.,
a Nevada corporation                    a Florida corporation

By:                                     By:
    ---------------------------------       ------------------------------------
Name: William A. Flexner                Name: Ray Franklin
Title: President                        Title: President

By:                                     By:
    ---------------------------------       ------------------------------------
Name: Kimbal L. Wheatley                Name: Mark Fite
Title: Chief Financial Officer          Title: Chief Financial Officer

----------------------------            -------------------------------
WILLIAM A. FLEXNER                      KIMBAL L. WHEATLEY

----------------------------            -------------------------------
RAY FRANKLIN                            MARK FITE

                                      -88-